Prospectus Supplement

Supplement dated 1-7-11 to the current Prospectuses
In the “Fund summary” section, under the heading “Investment management,” the subadviser section is amended and restated to reflect the new name of the Fund’s subadviser, as follows:
Subadviser John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
In the “Fund details — Who’s who” section, the “Subadviser” subsection is amended and restated to reflect the new name of the subadviser, as follows:
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, formerly known as MFC Global Investment Management (U.S.A.) Limited, provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of Manulife Financial Corporation (MFC). As of September 30, 2010 John Hancock Asset Management a division of Manulife Asset Management (North America) Limited had $21.3 billion in assets under management.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Supplement dated 1-7-11 to the current Statement of Additional Information
All references to the Fund’s subadviser, MFC Global Investment Management (U.S.A.), Limited (“MFC Global (U.S.A.)”) are changed to reflect the subadviser’s new name, as follows:
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.